U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
January 25, 2005

CASCADE NATURAL GAS CORPORATION

(Exact name of registrant as specified in its charter)

Washington	1-7196	91-0599090
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

222 Fairview Avenue North, Seattle, Washington 98109
(Address of principal executive offices)

(206) 624-3900
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

(a)  Underwriting Agreement.

On January 20, 2005, the Company entered into an underwriting agreement with Edward D. Jones & Co., L.P., as underwriter (the “Underwriting Agreement”), pursuant to which the Company agreed to sell to the underwriter, and the underwriter agreed to purchase from the Company, subject to the satisfaction of the terms and conditions set forth in the Underwriting Agreement, $30,000,000 aggregate principal amount of the Company’s 5.25% Insured Quarterly Notes Due February 1, 2035 (the “Notes”).  The Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties, and termination provisions.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

(b)  Indenture.

On January 25, 2005, the Company entered into a second supplemental indenture with The Bank of New York, as trustee, which establishes the terms and conditions of the Notes, including certain insurance features, redemption rights upon the death of a beneficial owner, and redemption rights at the option of the Company (the “Second Supplemental Indenture”).  The Second Supplemental Indenture amends the indenture dated as of August 1, 1992, as previously amended by a first supplemental indenture dated as of October 25, 1993 (as amended, the “Indenture”).  A copy of the Second Supplemental Indenture, including the form of the Notes, is attached hereto as Exhibit 4.1.

The Notes were issued and sold on January 25, 2005 pursuant to the provisions of the Indenture and the prospectus supplement of the Company, dated January 20, 2005 (the “Prospectus Supplement”), which Prospectus Supplement supplements the Company’s prospectus, dated October 11, 2001, relating to the offer and sale of the Notes under the Company’s Registration Statement on Form S-3, Registration No. 333-69516.  Copies of the legal opinions of Hillis Clark Martin & Peterson, P.S. and Pillsbury Winthrop LLP regarding the legality of the Notes are attached hereto as Exhibit 5.1 and Exhibit 5.2, respectively.

(c)  Reimbursement and Indemnity Agreement.

In connection with the offering and sale of the Notes, the Company paid a nonrefundable premium in the amount of $734,000 to MBIA Insurance Corporation (“MBIA”) in consideration for a financial guaranty insurance policy that insures the regularly scheduled payments of principal and interest on the Notes and the full and complete payment of the redemption price of the Notes upon a mandatory redemption of the Notes at the option of a beneficial owner, and entered into a Reimbursement and Indemnity Agreement with MBIA relating to the Notes, dated as of January 25, 2005 (the “Reimbursement Agreement”).  Under the Reimbursement Agreement, the Company has agreed to reimburse MBIA immediately and unconditionally upon demand for all amounts paid by MBIA under or in connection with the financial guaranty insurance policy.  A copy of the Reimbursement Agreement is attached hereto as Exhibit 10.1.

Item 9.01                                             Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.

Description of Exhibit

	1.1	Underwriting Agreement, dated January 20, 2005, between the Company and Edward D. Jones & Co., L.P., as underwriter.

	4.1	Second Supplemental Indenture, dated January 25, 2005, between the Company and The Bank of New York, as trustee.

5.1	Opinion of Hillis Clark Martin & Peterson, P.S., counsel for the Company, regarding the legality of the Notes.

5.2	Opinion of Pillsbury Winthrop LLP regarding the legality of the Notes.

10.1	Reimbursement and Indemnity Agreement, dated January 25, 2005, between the Company and MBIA Insurance Corporation.

23.1	Consent of Hillis Clark Martin & Peterson, P.S. (filed with Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop LLP (filed with Exhibit 5.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASCADE NATURAL GAS CORPORATION

Dated: January 26, 2005	By:	/s/ Larry C. Rosok
Larry C. Rosok
Corporate Secretary

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

1.1	Underwriting Agreement, dated January 20, 2005, between the Company and Edward D. Jones & Co., L.P., as underwriter.

4.1	Second Supplemental Indenture, dated January 25, 2005, between the Company and The Bank of New York, as trustee.

5.1	Opinion of Hillis Clark Martin & Peterson, P.S., counsel for the Company, regarding the legality of the Notes.

5.2	Opinion of Pillsbury Winthrop LLP regarding the legality of the Notes.

10.1	Reimbursement and Indemnity Agreement, dated January 25, 2005, between the Company and MBIA Insurance Corporation.

23.1	Consent of Hillis Clark Martin & Peterson, P.S. (filed with Exhibit 5.1).

23.2	Consent of Pillsbury Winthrop LLP (filed with Exhibit 5.2).